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                                                                      EXHIBIT 21
                                 SUBSIDIARIES OF
                          WORTHINGTON INDUSTRIES, INC.
                               an Ohio Corporation


         The following is a list of subsidiaries owned, directly or indirectly, by Worthington Industries, Inc., an Ohio corporation, together with their respective jurisdictions of organization.


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Worthington Foreign Sales Corporation                                                                 Barbados
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Worthington Industries Incorporated                                                                   Ohio
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Worthington Industries Medical Center, Inc.                                                           Ohio
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Enterprise Protection Insurance Company                                                               Vermont
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Worthington Steel of Michigan, Inc. (d/b/a The Worthington Steel Company)                             Michigan
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         Dietrich Industries, Inc.                                                                    Pennsylvania
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                  Dietrich Design Group, Inc.                                                         Pennsylvania
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                  WD Ventures, Inc.                                                                   Delaware
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                  Worthington Construction Management, Inc.                                           Ohio
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         The Gerstenslager Company                                                                    Michigan
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                  Gerstenslager Co.                                                                   Ohio
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         Worthington-Buckeye, Inc.                                                                    Ohio
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                  Buckeye Energy Company, Inc.                                                        Ohio
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                  Buckeye International Development, Inc.                                             Ohio
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                  WI Products, Inc.                                                                   Ohio
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         Worthington Cylinder Corporation                                                             Ohio
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                  Industrias Worthington do Brasil Ltda.                                              Brazil
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                  Worthington Acetylene Cylinders, Inc. (d/b/a North American                         Alabama
                  Cylinders, Inc.)
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                  Worthington Industries of Canada, Inc.                                              Canada
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                           Worthington Cylinders of Canada Corp. (d/b/a Steel                         Canada
                           Cylinder Manufacturing)
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                  Worthington Cylinders GmbH                                                          Austria
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                           Worthington Cylinders-Embalagens Industriais de Gas, S.A.                  Portugal
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                  Little Pal, Inc.                                                                    Ohio
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         Worthington Industries of Mexico, S.A. de C.V.                                               Mexico
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         Worthington Taylor, Inc.                                                                     Michigan
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         Production Fit of America, L.L.C.                                                            Ohio
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         The Worthington Steel Company                                                                Delaware
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                  Worthington Steelpac Systems, L.L.C.                                                Delaware
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                  Worthington Techs II, Inc.                                                          Delaware
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         The Worthington Steel Company                                                                North Carolina
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         The Worthington Steel Company                                                                Ohio
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                  Worthington Steel Company of Kentucky, LLC                                          Kentucky
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                  BeamAlloy Corporation                                                               Delaware
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         Newman Crosby Steel, Incorporated                                                            Ohio
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                  Worthington Steel Company of Decatur, L.L.C.                                        Alabama
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                  Worthington OEG Company                                                             Michigan
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                           Worthington Steel Company of Alabama, Inc. & Co. OEG                       Austria
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         The Worthington Steel Company of Decatur, Inc.                                               Michigan
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         Worthington Receivables Corporation                                                          Delaware
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


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Joint Ventures
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         Acerex, S.A. de C.V. (1)                                                                     Mexico
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         Aegis Metal Framing, LLC (2)                                                                 Delaware
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         Spartan Steel Coating, LLC (3)                                                               Michigan
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         TWB Company, L.L.C. (4)                                                                      Michigan
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                  TWB of Ohio, Inc.                                                                   Ohio
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                  TWB de Mexico, S.A. de C.V.                                                         Mexico
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                  TWB of Indiana, Inc.                                                                Indiana
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         Worthington Armstrong Venture (WAVE) (5)                                                     Delaware
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         Worthington Cylinders a.s. (6)                                                               Czech Republic
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         Worthington Specialty Processing, Inc. (WSP) (7)                                             Michigan
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         Worthington S.A. (8)                                                                         Brazil
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         Worthington Tank, Ltda (9)                                                                   Brazil
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

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(1)      Unconsolidated joint venture with 50% owned by Worthington Industries
         Mexico, S.A. de C.V. and 50% owned by Hylsa S.A. de C.V.

(2) Consolidated joint venture with 52% owned by WD Ventures, Inc. and 40% owned by MiTek, Industries, Inc.

(3) Unconsolidated joint venture with 60% owned by Worthington Steel of Michigan, Inc. and 48% by QS Steel Inc.

(4) Unconsolidated joint venture with 33.3% owned by Worthington Steel of Michigan, Inc. and the remaining interests owned by ThyssenKrupp Stahl, Rouge Steel, LTV Steel and Bethlehem Steel.

(5) Unconsolidated joint venture with 50% owned by The Worthington Steel Company (Delaware) and 50% owned by Armstrong Ventures, Inc.

(6) Consolidated joint venture with 51% owned by Worthington Cylinders GmbH with a local Czech Republic entrepreneur in Hustopece, Czech Republic.

(7) Unconsolidated general partnership owned 50% by Worthington Steel of Michigan, Inc. and 50% by USX Corporation.

(8) Formerly our joint venture between Industrias Worthington do Brasil Ltda. and three Brazilian propane producers, which has been closed pursuant to the Consolidation Plan.

(9) Formerly our joint venture between Industrias Worthington do Brasil Ltd and The Matos Group, which has been closed pursuant to the Consolidation Plan.